UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     April 1, 2009

(April 1, 2009)

TVI CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	0-10449	52-1085536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 Holladay Tyler Road, Glenn Dale, MD 20769

(Address of Principal Executive Offices)

(301) 352-8800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03                                          Bankruptcy or Receivership.

On April 1, 2009, TVI Corporation (the “Company”), and its wholly owned subsidiaries Safety Tech International, Inc. and Signature Special Events Services, Inc. (collectively with the Company, the “Debtors”), filed voluntary petitions seeking relief under the provisions of Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the District of Maryland (Greenbelt Division) (the “Bankruptcy Court”).   The Company’s wholly owned subsidiary, CAPA Manufacturing Corp. (“CAPA”), plans to file a voluntary petition seeking relief under the provisions of Chapter 11 of the Bankruptcy Code with the Bankruptcy Court on or about April 2, 2009.  Upon the filing of its bankruptcy petition, CAPA will constitute one of the “Debtors” as used in this report.  The Chapter 11 cases, including the Chapter 11 case relating to CAPA upon its filing, are being jointly administered under the caption In re TVI Corporation, et al., No. 09-15677 (the “Chapter 11 Cases”).  The Bankruptcy Court assumed jurisdiction over the assets of the Debtors (other than CAPA), and will assume jurisdiction over the assets of CAPA, as of the respective dates of the filing of the bankruptcy petitions.  The Debtors will remain in possession of their assets, and continue to manage and operate their businesses and properties, as debtors-in-possession, subject to the provisions of the Bankruptcy Code and the supervision and orders of the Bankruptcy Court.

In connection with the Chapter 11 Cases, the Debtors filed or will file a motion seeking Bankruptcy Court approval of an Agreement for Post-Petition Financing (the “DIP Credit Agreement”), among the Debtors and Branch Banking and Trust Company (the “Lender”), substantially in the form attached to the aformentioned motion filed with the Bankruptcy Court.  As contemplated by the motion filed with the Bankruptcy Court, the DIP Credit Agreement provides for a revolving credit commitment to the Debtors of up to $19 million.  The proceeds from the loans and other financial accommodations incurred under the DIP Credit Agreement will be used, among other things, to provide the Debtors with working capital for general corporate purposes.  The DIP Credit Agreement contains events of default and includes certain financial covenants.

On April 1, 2009, the Company issued a press release relating to the foregoing, a copy of which is attached as Exhibit 99.1 to this report.

Item 2.04                                          Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The filing of the Chapter 11 Cases described in Item 1.03 of this report constituted an event of default under, or otherwise triggered repayment obligations with respect to, debt instruments and credit agreements relating to direct and indirect financial obligations of the Debtors under the Amended and Restated Financing and Security Agreement with Lender dated February 22, 2008 (as amended on July 3, 2008) and the Forbearance Agreement dated as of November 20, 2008 (collectively, the “Credit Facility”).  All obligations under the Credit Facility have become automatically and immediately due and payable.  The Debtors believe that any efforts to enforce the payment obligations under the Credit Facility will be stayed as a result of the filing of the Chapter 11 Cases in the Bankruptcy Court.  The approximate principal amount of debt currently outstanding as of March 31, 2009 under the Credit Facility was approximately $27.4 million.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
99.1	Press release dated April 1, 2009.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements involve expectations, beliefs, plans, intentions or strategies regarding the future and may be identified by the use of forward-looking words or phrases such as “should,” “will,” “anticipate,” “believe,” “intend,” “expect,” “seek,” “might result,” “continue,” “estimate” and others of similar import.  Such forward-looking statements are based on information available to the Company as of the date hereof, are not guarantees of future performance, as actual results could differ materially from our current expectations, and are subject to risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements.  Such risks and uncertainties include, but are not limited to, risks associated with (i) our existing defaults under our existing lending agreements; (ii) a potential deterioration of our business due to our restructuring efforts; (iii) reduced demand for our products or other factors; (iv) a potential that the DIP financing will not be made available to us on the terms upon which they have been committed or at all; (v) the Company’s ability to obtain bankruptcy court approval of the DIP Credit Agreement; (vi) operate pursuant to the terms of the DIP Credit Agreement; (vii) fund its working capital needs through the expiration of the DIP Credit Agreement; (viii) complete the Chapter 11 process in a timely manner; (ix) continue to operate in the ordinary course and manage its relationships with its creditors, noteholders, employees, vendors and customers given the Company’s financial condition; (x) limit the amount of time the Company’s management and officers devote to restructuring, in order to allow them to run the business and retain a number of its key managers and employees, (xi) a potential deterioration of the economic climate in general or with respect to the markets in which we operate; (xii) risks associated with new business investments, acquisitions, competition and seasonality; and (xiii) the planned filing of a bankruptcy petition by CAPA; and (xiv) the other risk factors described in detail in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and Quarterly Report on Form 10-Q for the period ended September 30, 2008, including, without limitation, those discussed under the caption, “Risk Factors,” which documents are on file with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s website at www.sec.gov. These forward-looking statements are made only as of the date of this report, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. The lack of any update or revision is not intended to imply continued affirmation of forward-looking statements contained herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TVI Corporation

April 1, 2009	By:	/s/ SHERRI S. VOELKEL
Sherri S. Voelkel
Senior Vice President and Chief Financial Officer